THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                EXHIBIT 10.2(b)

                     AMENDMENT TO THE RESELLER AGREEMENT
                       DATED 22ND DAY OF JULY, 1996 AND
                            24TH DAY OF JULY, 1997


         The Reseller Agreement between Tropix, Inc. ("Tropix") and Digene Corporation ("Digene") is hereby amended as follows:


Schedule A is amended as follows:


                                  SCHEDULE-A


                        PRODUCT AND MINIMUM PURCHASES


Product:          [*******] CDP-Star(R) with [************] of
                  Emerald-II(TM)Enhancer in [**************].

Minimum Annual Purchases For Product Purchased for Use in Human In Vitro
Diagnostics:

                  [**] Liters of Product in [**********************]
                         [***] Liters of Product in [******]
                         [***] Liters of Product in [******]
                         [***] Liters of Product in [******]

Minimum Annual Purchases For Product Purchased for Pharmaceutical Screening:


                           [**] Liters of Product in [*****************]
                         [***] Liters of Product in each Fiscal Year thereafter



*FY = Fiscal Year is July 1 through June 30

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule B is amended as follows:

                                  SCHEDULE B

                             PRICES AND ROYALTIES

PRICES

Price per liter of Product based upon aggregate purchases per calendar year:

[******]       [******]          [*****************]
[*****]        [******]          [*****]                $[***]/liter
[********]     [*********]       [*********]            $[***]/liter
[*****]        [*****]           [*****]                $[***]/liter

Beginning [**************], each of the foregoing prices may be changed by multiplying such price by a fraction, the numerator of which shall be the Index as of the most recent date available prior to the date of such change and the denominator of which shall be the Index as of the most recent date available prior to the date of the Agreement to which this Schedule B is attached. As used herein, "Index" shall mean the Producer Price Index published by the U.S. Department of Labor.

ROYALTY RATES:

For Product Purchased for Use in Human In Vitro Diagnostics or Pharmaceutical Therapeutics Research and Development

The first $[*********] of Net Sales:              the greater of: [***]% of Net Sales of
                                                  Tests, or $[****] per Test.
Thereafter:                                       the greater of [***]% of Net Sales of
                                                  Tests, or $[****] per Test.

For Product Purchased for Pharmaceutical Screening

                          [***]% of Net Sales of Tests

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment by their duly authorized representatives as of 5/14/1998.


TROPIX, INC.                            DIGENE CORPORATION
By: /s/Michael A. Nemzek                By: /s/Donna Marie Seyfried
   -----------------------------           ----------------------------------------

Name: Michael A. Nemzek                 Name: Donna Marie Seyfried
      --------------------------             --------------------------------------

Title: Vice President, Marketing        Title: Vice President, Business Development
      --------------------------              -------------------------------------

Date: May 14,1998                       Date: May 14, 1998
      --------------------------             --------------------------------------

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